UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): October 24, 2005

                        CLEAR CHANNEL COMMUNICATIONS, INC
             (Exact Name of Registrant as Specified in its Charter)

                                      Texas
                 (State or Other Jurisdiction of Incorporation)


        001-09645                                         74-1787539
(Commission File Number)                       (IRS Employer Identification No.)


                                200 E. Basse Road
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THIS REPORT

Item 2.02     Results of Operations and Financial Condition.

     On October 24, 2005 Clear Channel Communications, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2005.

     The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01     Financial Statements and Exhibits

          (c) Exhibits

          99.1 Press Release of Clear Channel Communications, Inc. issued October 24, 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CLEAR CHANNEL COMMUNICATIONS, INC.

Date: October 24, 2005          By: /s/ Herbert W. Hill, Jr.
                                    --------------------------------------------
                                    Herbert W. Hill, Jr.
                                    Sr. Vice President/ Chief Accounting Officer